UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

APPLIED FILMS CORPORATION
(Exact name of Registrant as specified in its charter)

Colorado	000-23103	84-1311581
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9586 I-25 Frontage Road, Suite 200, Longmont, Colorado	80504
(Address of Principal Executive Offices)	(Zip Code)

303-774-3200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

We have determined not to pursue additional development or sale of deposition equipment for applying barrier coatings to plastic bottles for the foreseeable future. This deposition equipment was marketed under the BESTPET trade name. We intend to focus our engineering, research and development and sales resources on our other products and markets.

In June 2004 our German subsidiary Applied Films GmbH & Co. KG entered into a Settlement Agreement and Release with Krones AG and The Coca-Cola Company. The Settlement Agreement and Release terminates the Commercialization Agreement the parties entered into in September 2000. The Commercialization Agreement specified the rights and responsibilities of the parties in connection with the development and commercialization of technology and deposition equipment to apply barrier coatings to the outside of plastic bottles.

In June 2004 Applied Films GmbH & Co. KG also entered into a Settlement and License Agreement with Krones AG. We and Krones AG each released all claims against each other related to the Commercialization Agreement and the BESTPET project. Krones AG also granted us a worldwide, perpetual, non-exclusive, royalty-free license to certain patents and other intellectual property related to barrier coating for plastic bottles.

The settlement agreements with The Coca-Cola Company and with Krones AG do not preclude future development and sale of deposition equipment for barrier coatings for plastic bottles should we decide to pursue this market in the future.

Within the past two years we had delivered several systems using barrier coating technology for plastic bottles. However, we and Krones AG have not been successful in working together to develop and sell commercially viable deposition systems for applying barrier coatings to plastic bottles.

Item 7.           Financial Statements and Exhibits.

Exhibit

99.1      Press release dated July 21, 2004, announcing financial results for fiscal 2004 and the fourth quarter of fiscal 2004.

99.2      Press release dated July 21, 2004, announcing the appointment of Gerald J. Laber to the Board of Directors.

Item 12.           Results of Operations and Financial Condition.

On July 21, 2004, Applied Films Corporation issued a press release announcing results for fiscal 2004 and the fourth quarter of fiscal 2004. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2004	APPLIED FILMS CORPORATION

By /s/ Lawrence D. Firestone
Lawrence D. Firestone
Chief Financial Officer

977942_1

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 21, 2004, announcing financial results for fiscal 2004 and the fourth quarter of fiscal 2004.

99.2	Press release dated July 21, 2004, announcing the appointment of Gerald J. Laber to the Board of Directors.

EXHIBIT 99.1

9586 I-25 Frontage Rd., Suite 200 Longmont, CO 80504 U.S.A. Telephone 303.774.3200 Facsimile 303.678.9275

CONTACTS:	Lawrence Firestone Chief Financial Officer (303) 774-3246

FOR IMMEDIATE RELEASE

APPLIED FILMS REPORTS RECORD REVENUES AND RECORD PRO FORMA EARNINGS FOR FOURTH QUARTER AND FISCAL YEAR END 2004

Longmont, Colorado (July 21, 2004) – Applied Films Corporation (Nasdaq: AFCO) announced today results for the fourth quarter of fiscal 2004, ended June 26, 2004.

Fourth Quarter Fiscal 2004 Results from Continuing Operations

Net revenues for the fourth quarter of fiscal 2004 were $65.5 million compared to $49.7 million for the fourth quarter of fiscal 2003, an increase of 31.8%.

Income from continuing operations on a GAAP basis for the fourth quarter of fiscal 2004 was $2.7 million or $0.18 per fully diluted common share, compared to $2.3 million or $0.20 per fully diluted common share for the fourth quarter of fiscal 2003. Our GAAP EPS corresponds to First Call’s definition of GPS.

Pro forma income from continuing operations for the fourth quarter of fiscal 2004 was $5.4 million, or $0.36 per fully diluted common share, compared to $3.0 million or $0.26 per fully diluted common share for the fourth quarter of fiscal 2003. Our pro forma EPS corresponds to First Call’s definition of EPS.

We report pro forma non-GAAP financial measures so that management and investors can assess the ongoing performance of the company without considering the non-cash charges for the amortization of intangible assets, and the charges for in-process research and development related to the acquisitions that we have completed. Included in the fourth quarter was a one-time pre-tax charge of $2.2 million for in-process research and development related to the Helix transaction. A reconciliation of pro-forma non-GAAP measurements to GAAP can be found in the attached financial table.

Bookings for the quarter were $32.2 million. Backlog as of June 26, 2004 was $73.6 million. We expect to recognize revenue from this backlog over the next 12 months.

“We were pleased with the revenue and operating income of the quarter and the completion of the Helix acquisition in Taiwan,” stated Thomas T. Edman, President and Chief Executive Officer. “We have now completed our Fiscal Year 2004 which represented a record-breaking year for Applied Films in all of the key financial parameters of bookings, revenue, and profitability. In early June we also announced the introduction of our TRITON deposition tool for the array side of a TFT which opens up a new opportunity for us in the flat panel display market and establishes a foundation for our growth in Fiscal Year 2005 and beyond.”

Business Outlook

The following statements are based on our current expectations for the first quarter of fiscal year 2005. These statements are forward-looking and subject to the qualifying safe harbor statement.

Fiscal 2005 – First Quarter Guidance

•	Net Revenues: We expect net revenues for the first quarter of fiscal 2005 to be between $48 — 50 million.

•	GAAP Earnings Per Share: We expect GAAP earnings per share in the range of approximately $0.10 — $0.13 per fully diluted share for the first quarter of fiscal 2005.

•	We expect fully diluted shares outstanding to be approximately 15.2 million for the first quarter of fiscal 2005.

•	Amortization of Intangibles: We expect the amortization of intangibles to be approximately $1.2 million for the first quarter of fiscal 2005.

Fourth Quarter Fiscal 2004 Conference Call

Applied Films Corporation will conduct a conference call and webcast at 3:30p.m. MDT (5:30p.m. EST) on Wednesday, July 21, 2004 to review fourth quarter fiscal year 2004 financial results. During the conference call and webcast, Thomas Edman, President and Chief Executive Officer, and Lawrence Firestone, Chief Financial Officer, will present the financial results for the quarter.

The public is invited to participate in the conference call by dialing 1-800-374-1496 or 1-706-634-1435 (International) at least 5-10 minutes prior to the start time, or via webcast at www.appliedfilms.com, and click on the “Investor Relations” button and then “Meetings and Presentations”. A replay of the recorded conference call will be available two hours after the live call, until July 28, 2004. To listen to the replay, dial 1-800-642-1687, or 1-706-645-9291 (International) and use Conference ID: 8485020.

Upcoming Events

Applied Films Corporation will be presenting at the Adams Harkness 24th Annual Summer Seminar on August 3, 2004 at 10:30 a.m. EDT at the Boston Marriott Long Wharf Hotel in Boston, Massachusetts; and; and at the Display Technology Investment Conference 2004 on September 23, 2004 at the Pan Pacific Hotel in San Francisco, California.

About Applied Films Corporation

We are a leading provider of thin film deposition equipment to diverse markets such as the flat panel display, the architectural, automotive and solar glass, and the consumer products packaging and electronics industries. For more information, please visit our web site at http://www.appliedfilms.com.

Safe Harbor Statement

This press release contains forward-looking statements that involve substantial risks and uncertainties. Typically, these statements contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. You should read statements that contain these words carefully because they discuss our future expectations, contain projections of our future results of operations or of our financial position or state other “forward-looking” information. You are cautioned that forward-looking statements, including statements about future bookings, revenues and earnings, are not guaranties of future performance. There may be events in the future that we are not able to predict or control. Such risks and uncertainties include change in the demand for deposition equipment, the effect of changing worldwide political and economic conditions on capital expenditures, production levels, including those in Europe and Asia, the effect of overall market conditions and market acceptance risks. Other risks include those associated with dependence on suppliers, the impact of competitive products and pricing, technological and product development risks and other risk factors. As a result, our operating results may fluctuate, especially when measured on a quarterly basis. The forward-looking statements included in this release are made only as of the date of this release and we undertake no obligation to update the forward-looking statements to reflect subsequent events or circumstances. For further information, refer to our Securities and Exchange Commission filings, including our Forms 10-K and Forms 10-Q.

– FINANCIAL TABLES FOLLOW –

APPLIED FILMS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended (unaudited)		Twelve Months Ended

	June 26, 2004	June 28, 2003 (1)	June 26, 2004 (1)	June 28, 2003 (1)

Net revenues	$ 65,489	$ 49,697	$ 228,437	$ 148,136
Cost of goods sold	47,752	36,698	167,874	112,321

Gross profit	$ 17,737	$ 12,999	$ 60,563	$ 35,815
Operating expenses:
Research and development	$ 3,788	$ 3,743	$ 16,830	$ 12,178
In-Process research and development	2,226	-	2,226	-
Selling, general and administrative	8,165	6,508	27,828	24,040
Amortization of other intangible assets	1,123	1,022	4,335	3,779

Income (loss) from operations	$ 2,435	$ 1,726	$ 9,344	$ (4,182)
Other income, net:
Interest income, net	$ 218	$ 275	$ 2,077	$ 2,025
Other income, net	518	683	1,953	1,600
Equity earnings of joint venture	1,174	570	3,564	2,231

Income from continuing operations before income taxes	$ 4,345	$ 3,254	$ 16,938	$ 1,674
Income tax expense	$(1,662)	$ (999)	$ (4,942)	$ (307)

Income from continuing operations	$ 2,683	$ 2,255	$ 11,996	$ 1,367
Discontinued operations(2):
Income (loss) from discontinued operations, net of tax	-	$ 81	$ (418)	$ 258
Gain on disposal of discontinued operations, net of tax	-	-	783	429

Discontinued operations, net of tax	-	81	365	687

Net income applicable to common stockholders	$ 2,683	$ 2,336	$ 12,361	$ 2,054

Earnings per share:
Basic:
Earnings from continuing operations	$ 0.18	$ 0.20	$ 0.87	$ 0.12
Income from discontinued operations	0.00	0.01	0.03	0.06

Basic earnings per share	$ 0.18	$ 0.21	$ 0.90	$ 0.18

Diluted:
Earnings from continuing operations	$ 0.18	$ 0.20	$ 0.85	$ 0.12
Income from discontinued operations	0.00	0.01	0.03	0.06

Diluted earnings per share	$ 0.18	$ 0.21	$ 0.88	$ 0.18

Weighted average common shares outstanding:
Basic	14,774	11,146	13,765	11,096

Diluted	15,025	11,373	14,060	11,250

(1)

Amounts have been adjusted to show the operating results of the Hong Kong Coated Glass Business, and the Longmont Coatings Division, which were sold on September 26, 2003, and September 24, 2002, respectively, as discontinued operations.

(2)

Reflects the operations and the gain recognized from the sale of the Hong Kong Coated Glass Business, and the Longmont Coatings Division which occurred on September 26, 2003, and September 24, 2002, respectively, as discontinued operations.

RECONCILIATION OF PRO-FORMA NON-GAAP MEASUREMENT TO GAAP

(in thousands, except per share data)
(unaudited)

	Three Months Ended		Twelve Months Ended

	June 26, 2004	June 28, 2003 (1)	June 26, 2004 (1)	June 28, 2003 (1)

Pro Forma Financial Results:
Earnings Before Intangible Amortization:
Income from continuing operations
before income taxes	$ 4,345	$ 3,254	$ 16,938	$ 1,674
Add: Amortization of Other Intangible
Assets	1,123	1,022	4,335	3,779
In-process research and development .	2,226	-	2,226	-

Earnings from Continuing Operations
Before Intangible Amortization and
Taxes	7,694	4,276	23,499	5,453
Tax (Provision) (2)	(2,282)	(1,297)	(6,977)	(1,128)

Earnings from Continuing Operations
Before Intangible Amortization	$ 5,412	$ 2,979	$ 16,522	$ 4,325

Pro forma earnings per share:
Basic Pro forma EPS	$ 0.37	$ 0.27	$ 1.20	$ 0.39

Diluted Pro forma EPS	$ 0.36	$ 0.26	$ 1.18	$ 0.38
Weighted Average Common Shares
Outstanding:
Basic	14,774	11,146	13,765	11,096

Diluted	15,025	11,373	14,060	11,250

(1)

Amounts have been adjusted to show the operating results of the Hong Kong Coated Glass Business and Longmont Coatings Division, which were sold on September 26, 2003, and September 24, 2002, respectively, as discontinued operations.

(2)	Taxes are calculated at 35% and equity earnings of joint venture are non-taxable.

Note:

Pro forma earnings are not intended to represent cash flows for the period. Pro forma earnings should not be considered in isolation or as a substitute for measures of performance prepared in accordance with generally accepted accounting principles. Our definition of pro forma earnings may differ from similar measurements provided by other public companies.

APPLIED FILMS CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(in thousands except share data)

	June 26, 2004	June 28, 2003 (1)

ASSETS CURRENT ASSETS: Cash and cash equivalents	$ 18,731	$ 41,881
Marketable securities	133,947	51,620
Accounts and trade notes receivable, net of allowance of $525 and
$653, respectively	18,355	10,838
Revenue in excess of billings	70,644	38,628
Inventories, net of allowance of $937 and $1,380, respectively	8,431	6,731
Prepaid expenses and other	2,093	2,488
Current assets associated with discontinued operations	-	1,344

Total current assets	252,201	153,530
Property, plant and equipment, net of accumulated depreciation of
$7,901 and $6,752, respectively	19,474	5,958
Goodwill and other intangible assets, net of accumulated
amortization of $19,826 and $14,495 respectively	79,877	74,461
Investment in joint venture	15,157	11,889
Deferred tax asset, net	4,875	9,549
Other assets	272	255

Total assets	$371,856	$255,642

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Trade accounts payable	$ 23,242	$ 21,876
Accrued expenses	25,271	19,790
Billings in excess of revenue	3,987	16,773
Current portion of deferred gross profit, deferred
gain and lease obligation	372	391
Deferred tax liability	4,875	5,407
Current liabilities associated with discounted operations	-	536

Total current liabilities	57,747	64,773
Long-term portion of gross profit, deferred gain and lease obligation	1,709	2,063
Accrued pension benefit obligation	13,289	11,608

Total liabilities	$ 72,745	$ 78,444

STOCKHOLDERS' EQUITY:
Preferred Stock, no par value, 1,000,000 shares authorized,
no shares issued and outstanding	--	--
Common stock, no par value, 40,000,000 shares authorized,
14,838,215 and 11,161,873 shares issued and outstanding
at June 26, 2004, and June 28, 2003, respectively	258,190	160,685
Warrants and stock options	595	734
Other cumulative comprehensive income	23,690	11,504
Retained earnings	16,636	4,275

Total stockholders' equity	299,111	177,198

Total liabilities and stockholders' equity	$371,856	$255,642

(1)

As adjusted to reclassify the assets and liabilities of the Hong Kong Coated Glass Business to net assets associated with discontinued operations for sale of the Hong Kong Coated Glass Business on September 26,2003.

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EXHIBIT 99.2

9586 I-25 Frontage Rd., Suite 200 Longmont, CO 80504 U.S.A. Telephone 303.774.3200 Facsimile 303.678.9275

CONTACTS:	Lawrence Firestone Chief Financial Officer (303) 774-3246

FOR IMMEDIATE RELEASE

APPLIED FILMS CORPORATION APPOINTS
GERALD J. “BUD” LABER TO ITS BOARD OF DIRECTORS

Longmont, Colorado (July 21, 2004) – Applied Films Corporation (Nasdaq: AFCO) today announced that Gerald J. Laber has been appointed to the Company’s Board of Directors. Mr. Laber will also serve on the Audit Committee of the Board and qualifies as an “audit committee financial expert” under rules adopted pursuant to the Sarbanes-Oxley Act.

Mr. Laber spent 33 years with Arthur Andersen, LLP, including over 20 years as an audit partner with extensive experience in auditing public companies and dealing with financial statement disclosure and accounting matters. Mr. Laber is an active member of several Boards of Directors of publicly traded companies, including: SpectraLink, located in Boulder, Colorado; Healthetech, Inc., located in Golden, Colorado; Centennial Specialty Foods, located in Englewood, Colorado; and Scott’s Liquid Gold, Inc., located in Denver, Colorado. Mr. Laber is a member of the American Institute of Certified Public Accountants and the Colorado Society of Certified Public Accountants. Mr. Laber received his BS in Business Administration from the University of South Dakota.

“We are excited to add Mr. Laber to our board,” said Richard Beck, Chairman of the Board of Applied Films Corporation. “He brings a wealth of experience and insight in accounting and finance. Mr. Laber’s knowledge and experience with governance and financial issues will make him a great addition to the Applied Films board. With the addition of Mr. Laber to our board, we will have five independent directors, and a total of six directors.”

About Applied Films Corporation
We are a leading provider of thin film deposition equipment to diverse markets such as the flat panel display, the architectural, automotive and solar glass, and the consumer products packaging and electronics industries. For more information, please visit our web site at http://www.appliedfilms.com.

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